Exhibit 10.1

Execution

SEVENTH AMENDMENT TO CREDIT AGREEMENT

     THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (herein called this “Amendment”) is executed on April 18, 2007 but is effective as of March 30, 2007, by and among ENGLOBAL CORPORATION, a Nevada corporation (“ENGlobal Corporation”), ENGLOBAL CORPORATE SERVICES, INC., a Texas corporation (“ENGlobal Corporate”), ENGLOBAL ENGINEERING, INC., a Texas corporation (“ENGlobal Engineering”), ENGLOBAL CONSTRUCTION RESOURCES, INC., a Texas corporation (“ENGlobal Construction”), ENGLOBAL SYSTEMS, INC., a Texas corporation (“ENGlobal Systems”), R.P.M. ENGINEERING, INC., a Louisiana corporation (“R.P.M. Engineering”), ENGLOBAL TECHNICAL SERVICES, INC., a Texas corporation, formerly known as ENGlobal Design Group, Inc. (“ENGlobal Technical”), ENGLOBAL AUTOMATION GROUP, INC., a Texas corporation, formerly known as ENGlobal Technologies, Inc. (“ENGlobal Automation”), PEI INVESTMENTS, A TEXAS JOINT VENTURE, a Texas general partnership (“PEI”), ENGLOBAL CANADA ULC, an Alberta corporation (“ENGlobal Canada”), WRC CORPORATION, a Colorado corporation (“WRC”), and WRC CANADA LTD., an Alberta corporation (“WRC Canada”); individually and collectively, jointly and severally, ENGlobal Corporation, ENGlobal Corporate, ENGlobal Engineering, ENGlobal Construction, ENGlobal Systems, R.P.M. Engineering, ENGlobal Technical, ENGlobal Automation, PEI, ENGlobal Canada, WRC and WRC Canada are hereinafter called “Borrower”), and COMERICA BANK (“Bank”).

THE RECITALS

     WHEREAS, Borrower and Bank have entered into that certain Credit Agreement dated as of July 27, 2004 (as heretofore amended by a First Amendment to Credit Agreement effective as of September 30, 2004, a Second Amendment to Credit Agreement effective as of April 1, 2005, a Third Amendment to Credit Agreement effective as of July 31, 2005, a Fourth Amendment to Credit Agreement dated as of December 31, 2005, a Fifth Amendment to Credit Agreement effective as of July 26, 2006, and a Sixth Amendment to Credit Agreement effective as of December 31, 2006, and as it may hereafter be amended, the “Original Credit Agreement”); and

     WHEREAS, Borrower and Bank desire to amend the Original Credit Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Bank to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

Definitions and References

     Section 1.1 Terms Defined in the Original Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

     Section  1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

"Amendment" means this Seventh Amendment to Credit Agreement.

“Amendment Documents” means, collectively, this Amendment, the Renewal Revolving Credit Note, and any other document required to be delivered by Borrower pursuant to Article IV hereof.

"Assignment of Note and Liens" means that certain Act of Assignment of Note and Liens from R.P.M. Engineering, Inc., as assignor, in favor of Bank, as assignee, assigning to the Bank the Baton Rouge Note.

“Baton Rouge Note” means that certain promissory note executed by Celtic Management Group in partial payment for the Baton Rouge Property payable to the order of R.P.M. Engineering, Inc., secured by a lien on the Baton Rouge Property, and in the form of Exhibit A attached to this Seventh Amendment to Credit Agreement.

“Baton Rouge Property” means that one (1) certain lot or parcel of ground, together with all the buildings and improvements thereon, situated in the Parish of Baton Rouge, State of Louisiana, in that subdivision known as Park Plaza Subdivision, and being designated as Lot One (1) on the official plan of said subdivision prepared by Barnard and Burk, Inc., Consulting Engineers, dated November 18, 1965, a copy of which is on file and of record in Original 98, Bundle 6063 of the official records of said Parish and State, said lot having such size, shape and dimensions and being subject to such servitudes as are shown on said map, such lot being generally known by its street address of 10252 Mayfair Drive, Baton Rouge, Louisiana 70809.

“Credit Agreement” means the Original Credit Agreement, as amended hereby.

“Original Revolving Credit Note” means that certain promissory note dated as of July 26, 2006 in the original principal amount of $30,000,000.00 executed by Borrower payable to the order of Bank.

“Renewal Revolving Credit Note” means that certain promissory note of even date herewith in the original principal amount of $35,000,000.00 executed by Borrower payable to the order of Bank, which note renews and increases the Original Revolving Credit Note.

ARTICLE II

Amendments to Original Credit Agreement

     Section  2.1 The Original Credit Agreement is hereby amended by deleting Section 3.1 and substituting therefor the following:

“Authority. Each Loan Party (other than PEI Investments, a Texas Joint Venture) is a corporation that is a is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified and authorized to do business in each other jurisdiction in which the character of its assets or the nature of its business makes such qualification necessary.”

     Section  2.2 The Original Credit Agreement is hereby amended by deleting the word “and” at the end of Section 5.8(a), deleting the period at the end of Section 5.8(b) and substituting therefor a semicolon followed by the word “and” and inserting the following new Section 5.8(c):

"(c) the Baton Rouge Note."

     Section  2.3 The Original Credit Agreement is hereby amended by deleting Section 5.18 and substituting therefor the following:

“5.18 Limitation on Contracts. Without prior written approval from Bank, the Borrower will not enter into (i) any fixed price engineering procurement and construction contract that exceeds $2,000,000 or (ii) any fixed price engineering services contract that exceeds $5,000,000.”

     Section  2.4 The Original Credit Agreement is hereby amended by adding thereto a new Section 7.21 to read as follows:

     “7.21 Guarantor Waivers by Borrower. IF AND TO THE EXTENT THAT ANY OBLIGATION OF ANY BORROWER TO BANK SHALL BE CONSIDERED AN OBLIGATION OF GUARANTY OR SURETYSHIP, THEN THE FOLLOWING PROVISIONS OF THIS SECTION 7.21 SHALL APPLY WITH RESPECT TO EACH SUCH BORROWER SOLELY TO THE EXTENT THAT SUCH BORROWER IS DEEMED TO ACT IN THE CAPACITY OF A GUARANTOR AND SHALL NOT EFFECT A WAIVER OF RIGHTS IN SUCH PERSON’S CAPACITY AS A BORROWER:

     (A) SUCH BORROWER EXPRESSLY WAIVES THE RIGHT TO REQUIRE BANK FIRST TO PURSUE ANY OTHER PERSON, THE COLLATERAL, OR ANY OTHER SECURITY OR GUARANTY THAT MAY BE HELD FOR THE INDEBTEDNESS, OR TO APPLY ANY SUCH SECURITY OR GUARANTY TO THE INDEBTEDNESS BEFORE SEEKING FROM SUCH BORROWER PAYMENT IN FULL OF ITS LIABILITIES TO BANK OR PROCEEDING AGAINST SUCH BORROWER FOR SAME.

     (B) SUCH BORROWER ACKNOWLEDGES THAT IF BANK MAY, UNDER APPLICABLE LAW, PROCEED TO REALIZE ITS BENEFITS UNDER ANY OF THE LOAN DOCUMENTS GIVING BANK A LIEN UPON ANY COLLATERAL, WHETHER OWNED BY ANY BORROWER OR BY ANY OTHER PERSON, EITHER BY JUDICIAL FORECLOSURE OR BY NON-JUDICIAL SALE OR ENFORCEMENT, BANK MAY, AT ITS SOLE OPTION, DETERMINE WHICH OF ITS REMEDIES OR RIGHTS IT MAY PURSUE WITHOUT AFFECTING ANY OF ITS RIGHTS AND REMEDIES. IF, IN THE EXERCISE OF ANY OF ITS RIGHTS AND REMEDIES, BANK SHALL FORFEIT ANY OF ITS RIGHTS OR REMEDIES, INCLUDING ITS RIGHT TO ENTER A DEFICIENCY JUDGMENT AGAINST ANY BORROWER OR ANY OTHER PERSON, WHETHER BECAUSE OF ANY APPLICABLE LAWS PERTAINING TO “ELECTION OF REMEDIES” OR THE LIKE, SUCH BORROWER HEREBY CONSENTS TO SUCH ACTION BY BANK AND WAIVES ANY CLAIM BASED UPON SUCH ACTION, EVEN IF SUCH ACTION BY BANK SHALL RESULT IN A FULL OR PARTIAL LOSS OF ANY RIGHTS OF SUBROGATION WHICH SUCH BORROWER MIGHT OTHERWISE HAVE HAD BUT FOR SUCH ACTION BY BANK. ANY ELECTION OF REMEDIES THAT RESULTS IN THE DENIAL OR IMPAIRMENT OF THE RIGHT OF BANK TO SEEK A DEFICIENCY JUDGMENT AGAINST ANY BORROWER SHALL NOT IMPAIR ANY OTHER BORROWER’S OBLIGATION TO PAY THE FULL AMOUNT OF THE INDEBTEDNESS. IN THE EVENT BANK SHALL BID AT ANY FORECLOSURE OR TRUSTEE’S SALE OR AT ANY PRIVATE SALE PERMITTED BY LAW OR THE LOAN DOCUMENTS, BANK MAY BID ALL OR LESS THAN THE AMOUNT OF THE INDEBTEDNESS AND THE AMOUNT OF SUCH BID NEED NOT BE PAID BY BANK BUT SHALL BE CREDITED AGAINST THE INDEBTEDNESS. THE AMOUNT OF THE SUCCESSFUL BID AT ANY SUCH SALE, WHETHER BANK OR ANY OTHER PARTY IS THE SUCCESSFUL BIDDER, SHALL BE CONCLUSIVELY DEEMED TO BE THE FAIR MARKET VALUE OF THE COLLATERAL AND THE DIFFERENCE BETWEEN SUCH BID AMOUNT AND THE REMAINING BALANCE OF THE INDEBTEDNESS SHALL BE CONCLUSIVELY DEEMED TO BE THE AMOUNT OF THE INDEBTEDNESS GUARANTEED BY SUCH BORROWER, NOTWITHSTANDING THAT ANY PRESENT OR FUTURE LAW OR COURT DECISION OR RULING MAY HAVE THE EFFECT OF REDUCING THE AMOUNT OF ANY DEFICIENCY CLAIM TO WHICH BANK MIGHT OTHERWISE BE ENTITLED BUT FOR SUCH BIDDING AT ANY SUCH SALE.

     (C) SUCH BORROWER AGREES THAT BANK SHALL BE UNDER NO OBLIGATION TO (I) MARSHAL ANY ASSETS IN FAVOR OF SUCH BORROWER, (II) PROCEED FIRST AGAINST ANY OTHER BORROWER OR PERSON OR ANY PROPERTY OF ANY OTHER BORROWER OR PERSON OR AGAINST ANY COLLATERAL, (III) ENFORCE FIRST ANY OTHER GUARANTEED INDEBTEDNESS WITH RESPECT TO, OR SECURITY FOR, THE INDEBTEDNESS, OR (IV) PURSUE ANY OTHER REMEDY IN BANK’S POWER THAT SUCH BORROWER MAY NOT BE ABLE TO PURSUE ITSELF AND THAT MAY LIGHTEN SUCH BORROWER’S BURDEN, ANY RIGHT TO WHICH SUCH BORROWER HEREBY EXPRESSLY WAIVES.

     (D) EACH BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO BANK’S CONTINUING TO MAKE LOANS AND TO ISSUE LETTERS OF CREDIT AND THAT BANK IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH SUCH BORROWER.”

     Section  2.5 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by deleting the definition of “Agreement” and substituting therefor the following:

“‘Agreement’ shall mean this Credit Agreement, including the Defined Terms Addendum and the Loan Terms, Conditions and Procedures Addendum, together with all exhibits and schedules, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and Seventh Amendment, and as it may be further amended from time to time.”

     Section  2.6 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by deleting the definition of “Applicable Interest Rate” and substituting therefor the following:

“Applicable Interest Rate’ shall mean, with respect to the Indebtedness from time to time outstanding under any Note the rate or rates provided in the following table:

Funded Debt to EBITDA	Eurodollar Margin	Base Rate
Greater than 2.50x	200 basis points (2%)	Prime
Less than or equal to 2.50x but	175 basis points (1.75%)	Prime
greater than or equal to 2.00x
Less than 2.00x	150 basis points (1.5%)	Prime

provided, however, the “Eurodollar Margin,” as used herein, shall be 200 basis points (2%) until the Borrower has submitted a Compliance Certificate and Financial Statements in accordance with Section 4.3(c) of this Credit Agreement to Bank reflecting two (2) consecutive, profitable quarters of earnings.”

     Section  2.7 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by deleting the definition of “Loan Documents” and substituting therefor the following:

     “‘Loan Documents’ shall mean collectively, this Agreement, the Notes, the Assignment of Note and Liens, any reimbursement agreement or other documentation executed in connection with any Letter of Credit, and any other documents, instruments or agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with any of the Indebtedness or any Loan Document (whether executed and delivered prior to, concurrently with or subsequent to this Agreement), as such documents may have been or may hereafter be amended from time to time.”

     Section  2.8 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by adding the following definitions thereto:

"Assignment of Note and Liens' means that certain Act of Assignment of Note and Liens from R.P.M. Engineering, Inc., as assignor, in favor of Bank, as assignee, assigning to the Bank the Baton Rouge Note."

“‘Baton Rouge Note’ means that certain promissory note executed by Celtic Management Group in partial payment for the Baton Rouge Property payable to the order of R.P.M. Engineering, Inc., secured by a lien on the Baton Rouge Property, and in the form of Exhibit A attached to this Seventh Amendment to Credit Agreement.”

“‘Baton Rouge Property’ means that one (1) certain lot or parcel of ground, together with all the buildings and improvements thereon, situated in the Parish of Baton Rouge, State of Louisiana, in that subdivision known as Park Plaza Subdivision, and being designated as Lot One (1) on the official plan of said subdivision prepared by Barnard and Burk, Inc., Consulting Engineers, dated November 18, 1965, a copy of which is on file and of record in Original 98, Bundle 6063 of the official records of said Parish and State, said lot having such size, shape and dimensions and being subject to such servitudes as are shown on said map, such lot being generally known by its street address of 10252 Mayfair Drive, Baton Rouge, Louisiana 70809.”

“‘Seventh Amendment’ shall mean that certain Seventh Amendment to Credit Agreement effective as of March 30, 2007 among Borrower and Bank.”

     Section  2.9 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by deleting the definition of “Revolving Credit Maximum Amount” and substituting therefor the following:

“‘Revolving Credit Maximum Amount’ shall mean THIRTY FIVE MILLION DOLLARS ($35,000,000).”

     Section  2.10 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by deleting the definition of “Revolving Credit Note” and substituting therefor the following:

“‘Revolving Credit Note’ shall mean the Master Revolving Note-Eurodollar Rate-Maturity Date-Committed dated July 27, 2004, in the original principal amount of $22,000,000 made by Borrower payable to the order of the Bank, as renewed, extended, modified, and enlarged on July 26, 2006, to the amount of $30,000,000 made by Borrower payable to the order of the Bank, in accordance with the terms of the Fifth Amendment of even date therewith, as renewed, extended, modified, and enlarged on March 30, 2007, to the amount of $35,000,000 made by Borrower payable to the order of the Bank, in accordance with the terms of the Seventh Amendment of even date therewith, and as renewed, extended, modified, increased or restated from time to time.”

     Section  2.11 The Loan Terms, Conditions and Procedures Addendum to the Original Credit Agreement is hereby amended by deleting Section 1.9(a) and substituting therefor the following:

“(a) Letters of Credit. Subject to the terms and conditions of this Agreement and the other Loan Documents, the Bank shall, upon request from Borrower from time to time prior to the Revolving Credit Maturity Date, issue one or more Letters of Credit. The Letter of Credit Liabilities shall not exceed $2,000,000, provided that, at all times the sum of (i) the outstanding principal balance of all Revolving Loans plus (ii) the Letter of Credit Liabilities shall not exceed the Revolving Credit Maximum Amount. Letters of Credit may be issued to finance working capital needs. Each Letter of Credit issued pursuant to this Agreement shall be in a minimum amount of $25,000. No Letter of Credit shall have a stated expiration date later than thirty (30) days prior to the Revolving Credit Maturity Date.”

ARTICLE III

Sale of Baton Rouge Property

     Section  3.1 Baton Rouge Property. Bank hereby approves and consents to R.P.M. Engineering Inc.‘s sale of the Baton Rouge Property on the condition that R.P.M. Engineering, Inc. pledge the Baton Rouge Note as Collateral to secure payment of the Indebtedness.

     Section  3.2 Release of Lien. Bank hereby agrees to release its lien on the Baton Rouge Property under that certain Act of Mortgage and Security Agreement, as amended, dated July 27, 2004 from R.P.M. Engineering, Inc., as mortgagor, to Bank, a copy of which is on file and of record in Original 587, Bundle 11652 of the official records of East Baton Rouge Parish, Louisiana, provided that:

     (a) R.P.M. Engineering, Inc. (i) completes the sale of the Baton Rouge Property for a sale price of not less than $1,850,000, (ii) receives not less than $370,000 in cash proceeds from the sale of the Baton Rouge Property, (iii) takes possession of the Baton Rouge Note representing the balance of the purchase price for the Baton Rouge Property, and (iv) secures the Baton Rouge Note with a first priority lien on the Baton Rouge Property;

(b) R.P.M. Engineering, Inc. executes the Assignment of Note and Liens in favor of Bank; and

(c) R.P.M. Engineering, Inc. delivers the original Baton Rouge Note to Bank for Bank to hold as Collateral.

ARTICLE IV

Conditions of Effectiveness

     Section  4.1 Effective Date. This Amendment shall become effective as of the date first above written when and only when Bank shall have received, at Bank’s office,

(a) a duly executed counterpart of this Amendment and the Renewal Revolving Credit Note executed by Borrower;

(b) a duly executed counterpart of the No Oral Agreements of even date herewith to be executed by Borrower;

     (c)  a certificate of each Loan Party dated the date of this Amendment (A) to the effect that all of the representations and warranties set forth in Article V hereof are true and correct in all material respects at and as of the time of such effectiveness, (B) certifying resolutions adopted by the Board of Directors (or equivalent governing body) of each Loan Party authorizing the execution, delivery and performance by each Loan Party of this Amendment and the other Amendment Documents to which it is a party and (C) certifying the names and true signatures of the officers of each Loan Party authorized to sign this Amendment and the other Amendment Documents to which it is a party;

(d) each other document to be executed and delivered by Borrower pursuant hereto or thereto;

(e) all fees and reimbursements to be paid to Bank pursuant to any Loan Documents or otherwise due bank, including reasonable fees and disbursements of Bank’s attorneys; and

(f) an amendment fee in the amount of $45,000.

ARTICLE V

Representations and Warranties

     Section  5.1 Representations and Warranties of Borrower. In order to induce Bank to enter into this Amendment, Borrower represents and warrants to Bank that:

(a) The representations and warranties contained in Section 3 of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof;

     (b)  Borrower is duly authorized to execute and deliver this Amendment and the other Amendment Documents to which it is a party and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate or equivalent action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents to which it is a party and to authorize the performance of the obligations of Borrower hereunder and thereunder;

     (c)  The execution and delivery by Borrower of this Amendment and the other Amendment Documents to which it is a party, the performance by Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws or partnership agreement of any Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and the other Amendment Documents to which it is a party or to consummate the transactions contemplated hereby and thereby;

     (d)  When duly executed and delivered, each of this Amendment, Credit Agreement, the Renewal Revolving Credit Note, the Assignment of Note and Liens and the other Amendment Documents will be a legal and binding instrument and agreement of each Borrower party thereto, enforceable in accordance with its respective terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors’ rights generally and by principles of equity applying to creditors’ rights generally; and

     (e)  No material adverse change has occurred in the financial condition or businesses or in the consolidated financial condition or businesses of Borrower since the date of the most recently delivered financial statements.

ARTICLE VI

Miscellaneous

     Section  6.1 Ratification of Agreement. The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. Any reference to the Notes in any other Loan Document shall be deemed to be a reference to the Renewal Revolving Credit Note issued and delivered pursuant to this Amendment. Any reference to the Loan Documents in any other Loan Document shall be deemed to be a reference to and include the Assignment of Note and Liens. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     Section  6.2 Ratification of Security Documents. Borrower and Bank acknowledge and agree that any and all indebtedness, liabilities or obligations, arising under or in connection with the Letter of Credit Liabilities or the Notes, are Indebtedness and are secured indebtedness under, and are secured by, (i) the Security Agreement (Accounts Receivable and Equipment) dated as of July 27, 2004 executed by each of ENGlobal Corporation, ENGlobal Corporate Services, Inc., Thermaire, Inc. (since dissolved), ENGlobal Engineering, Inc., ENGlobal Construction Resources, Inc., ENGlobal Systems, Inc., R.P.M. Engineering, Inc., ENGlobal Technologies, Inc. (now known as ENGlobal Automation Group, Inc.), ENGlobal Constant Power, Inc. (since dissolved), Senftleber & Associates, L.P. (since dissolved) and ENGlobal Design Group, Inc. (now known as ENGlobal Technical Services, Inc.) in favor of Bank, and (ii) the Security Agreement (Accounts Receivable and Equipment) dated as of July 26, 2006 executed by each of PEI Investments, a Texas Joint Venture, ENGlobal Canada, ULC, WRC Corporation and WRC Canada, Ltd. in favor of Bank.

     Section  6.3 Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment, the issuance and delivery of the Renewal Revolving Credit Note and the performance hereof, and shall further survive until all of the Indebtedness is paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to Bank shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

     Section  6.4 Loan Documents. This Amendment, the Renewal Revolving Credit Note, the Assignment of Note and Liens and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

     Section  6.5 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section  6.6 Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.

     Section  6.7 THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, this Amendment is effective as of March 30, 2007.

BORROWER:

ENGLOBAL CORPORATION,
a Nevada corporation

By: _________________________________
R.W. Raiford,
Chief Financial Officer and Treasurer

ENGLOBAL CORPORATE SERVICES, INC.,
a Texas corporation

By: _________________________________
R.W. Raiford,
Chief Financial Officer and Treasurer

ENGLOBAL ENGINEERING, INC.,
a Texas corporation

By: _________________________________
R.W. Raiford,
Chief Financial Officer and Treasurer

ENGLOBAL CONSTRUCTION RESOURCES, INC.,
a Texas corporation

By: _________________________________
R.W. Raiford,
Chief Financial Officer and Treasurer

Signature Page 1

ENGLOBAL SYSTEMS, INC.,
a Texas corporation

By: _________________________________
R.W. Raiford,
Chief Financial Officer and Treasurer

R.P.M. ENGINEERING, INC.,
a Louisiana corporation

By: _________________________________
R.W. Raiford,
Chief Financial Officer and Treasurer

ENGLOBAL TECHNICAL SERVICES, INC.,
a Texas corporation, formerly known as
ENGlobal Design Group, Inc.

By: _________________________________
R.W. Raiford,
Chief Financial Officer and Treasurer

ENGLOBAL AUTOMATION GROUP, INC.,
a Texas corporation, formerly known as
ENGlobal Technologies, Inc.

By: _________________________________
R.W. Raiford,
Chief Financial Officer and Treasurer

Signature Page 2

PEI INVESTMENTS, A TEXAS JOINT VENTURE,
a Texas general partnership

By: _________________________________
R.W. Raiford,
Chief Financial Officer and Treasurer

ENGLOBAL CANADA ULC,
an Alberta corporation

By: _________________________________
R.W. Raiford,
Chief Financial Officer and Treasurer

WRC CORPORATION,
a Colorado corporation

By: _________________________________
R.W. Raiford,
Chief Financial Officer and Treasurer

WRC CANADA LTD.,
an Alberta corporation

By: _________________________________
R.W. Raiford,
Chief Financial Officer and Treasurer

Signature Page 3

BANK: COMERICA BANK By: _________________________________ James R. McNutt, Sr. Vice President—Texas Division

Signature Page 4

Exhibit A

REAL ESTATE LIEN NOTE

$_________	_______________________, 2007

     FOR VALUE RECEIVED, the undersigned, CELTIC MANAGEMENT CORPORATION, a __________________ corporation (“Maker”), promises to pay to the order of R.P.M. ENGINEERING, INC., a Louisiana corporation (“Payee”), at its offices in Jefferson County, Texas at 3155 Executive Blvd., Suite 222, Beaumont, TX 77705, or other such offices as Payee may designate, the principal sum of __________________ DOLLARS ($__________) together with interest thereon from the date hereof until maturity at a fluctuating rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate (as hereinafter defined), or (b) a rate (“Contract Rate”), calculated on the basis of the actual days elapsed but computed as if each year consisted of 360 days, equal to the sum of (i) the WSJ Prime Rate (as hereinafter defined) in effect as of the date hereof until adjusted on each subsequent Interest Reset Date (as hereinafter defined), plus (ii) one-quarter percent (0.25%), each change in the rate to be charged on this Note to become effective without notice to Maker on the effective date of each change in the Maximum Rate or the WSJ Prime Rate, as the case may be; provided, however, that if at any time the Contract Rate shall exceed the Maximum Rate, thereby causing the interest on this Note to be limited to the Maximum Rate, then any subsequent reduction in the WSJ Prime Rate shall not reduce the rate of interest on this Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued on this Note if the Contract Rate had at all times been in effect.

     The term “WSJ Prime Rate,” as used herein, shall mean, on the date hereof and on each Interest Reset Date, the rate per annum published in the Money Rates section of The Wall Street Journal (Southwest Edition) and identified therein as the highest “prime rate.” If The Wall Street Journal Prime Rate ceases to be made available by the publisher, or any successor to the publisher, then Payee will choose a substitute WSJ Prime Rate, for purposes of calculating the rate applicable to this Note which is based on comparable information, until such time as the prime rate is published in the Money Rates section of The Wall Street Journal.

Page 1 of 6 Page Promissory Note

     On the first day of each month while this Note is outstanding (each such date being an “Interest Reset Date”), the WSJ Prime Rate shall be adjusted and reset to the prime rate as published in The Wall Street Journal’s Money Rates section for that day or if The Wall Street Journal is not published for that day, then the next day that The Wall Street Journal is published (unless publication has ceased, in which event the provisions of the preceding paragraph of this Note shall apply).

     The term “Maximum Rate,” as used herein, shall mean at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Maker from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for such a Maximum Rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum.

     This Note shall be due and payable in sixty (60) consecutive monthly installments of principal plus accrued interest, the first fifty-nine (59) of which shall be in the amount of $_______ principal each, plus accrued interest on the outstanding principal balance of this Note, commencing ______, 2007 through and including _____, 2012, and the sixtieth (60th) and final installment shall be due and payable on ___________________ __, 2012, when the entire principal sum of this Note then unpaid, together with all accrued and unpaid interest thereon, shall be finally due and payable.

     Notwithstanding anything herein to the contrary, upon an Event of Default (as hereinafter defined) or at maturity, whether by acceleration or otherwise, all matured unpaid principal and interest shall bear interest from date of maturity until paid at the Maximum Rate.

     Maker may from time to time prepay all or any portion of the principal of this Note without premium or penalty. All regularly scheduled payments of the indebtedness evidenced by this Note and by any of the other Note Documents (as hereinafter defined) shall be applied to any accrued but unpaid interest then due and payable hereunder or thereunder. All non-regularly scheduled payments shall be applied to the last maturing installment first. All payments and prepayments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Payee indicated above, or such other place as the holder of this Note shall designate in writing to Maker. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term “Business Day” shall mean any day other than any day on which commercial banks in the State of Louisiana are authorized to be closed. The books and records of Payee shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note.

Page 2 of 6 Page Promissory Note

     This Note is secured by, inter alia, an Act of Mortgage of even date herewith from Maker for the benefit of Payee, covering certain real property situated in East Baton Rouge Parish, Louisiana (the “Mortgage”).

     This Note and the Mortgage are referred to collectively as the “Note Documents.” The holder of this Note is entitled to the benefits and security provided in the Note Documents.

     Maker agrees that upon the occurrence of any one or more of the following events of default (“Event of Default”):

(a) failure of Maker to pay any installment of principal of or interest on this Note or on any other indebtedness of Maker to Payee when due; or

(b) the occurrence of any Event of Default as such term is defined in the Mortgage;

the holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) foreclose all liens securing payment hereof, (iii) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Note Documents, at law or in equity, or (iv) pursue any combination of the foregoing.

Page 3 of 6 Page Promissory Note

     The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Note Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Note Documents as originally provided herein or therein.

     This Note and all of the other Note Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Note Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Note Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Payee’s exercise of the option to accelerate the maturity of this Note, or if any prepayment by Maker results in Maker having paid any interest in excess of that permitted by law, then it is the express intent of Maker and Payee that all excess amounts theretofore collected by Payee be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Note Documents have been paid in full, refunded to Maker), and the provisions of this Note and the other Note Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Maker for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Maker to Payee under this Note or arising under or pursuant to the other Note Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Note Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

Page 4 of 6 Page Promissory Note

     If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Maker agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys’ fees.

     Maker and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

          THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF LOUISIANA.

Page 5 of 6 Page Promissory Note

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

MAKER: CELTIC MANAGEMENT CORPORATION, a _______________ corporation By: _____________________________________ Printed Name: _____________________________ Title: ____________________________________

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ALLONGE TO NOTE

_____________________ ___, 2007

     Allonge to that certain Promissory Note dated ___________________ ___, 2007 executed by CELTIC MANAGEMENT CORPORATION, in the original principal amount of $____________, payable to the order of R.P.M. ENGINEERING, INC. Such Promissory Note is hereby transferred pursuant to the following endorsement with the same force and effect as if such endorsement were set forth at the end or on the reverse of such Promissory Note.

     Pay to the order of COMERICA BANK.

R.P.M. ENGINEERING INC. By:____________________________ R. W. Raiford, Chief Financial Officer and Treasurer